Scudder
Income Fund

Semiannual Report
June 30, 1997


Pure No-Load(TM) Funds


Seeks a high level of income consistent with the prudent investment of capital. A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   8  Investment Portfolio
  11  Financial Statements
  14  Financial Highlights
  15  Notes to Financial Statements
  20  Officers and Trustees
  21  Investment Products and Services
  22  Scudder Solutions


                                    In Brief

o For the six-month period ended June 30, 1997, Scudder Income Fund returned 2.86%, resulting in a ranking in the top 37% (45th) of 123 Corporate Debt A-Rated funds tracked by Lipper Analytical Services, Inc.

o With an uncertain outlook for interest rates, your Fund's management team maintained a neutral duration distribution with an emphasis on short- and long-term maturities, known as a barbelled approach.

o Mortgage and high yield sectors were strong performers during this period, and the Fund benefited from significant exposure in both areas.


                             2 - SCUDDER INCOME FUND

                        Letter From the Fund's President

Dear Shareholders,

     Bonds traded in a narrow range as interest rates rose and then declined modestly over the semiannual reporting period. Through June 30, 1997, your Fund surpassed the average return of 123 corporate debt A-rated bond funds for not only the six-month period, but also the 1-, 3-, 5-, and 10-year periods according to Lipper Analytical Services, Inc. We are pleased with this performance, which reflects your Fund's careful portfolio management and consistent, long-term approach. A complete discussion of your Fund's activities begins on page 6.

     While the U.S. stock market has garnered a lot of attention for its outstanding performance over the last few years, we think investors are beginning to consider adding to their fixed income holdings in view of the ever rising valuations for many stocks. In this environment, fixed income securities appear to be an attractively valued asset class. Further, bonds are an important component to an investment portfolio, providing income, relative price stability, and diversification. Given the strong performance of the U.S. stock market, we encourage you to review your portfolio holdings to ensure that your asset allocations between bonds and stocks is in keeping with your investment objectives. By reviewing your holdings now, you will be best positioned to meet your long-term goals.

     To keep you abreast of developments with the Scudder Family of Funds, we would like to take this opportunity to tell you about a newcomer to Scudder's equity mutual fund lineup: Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a conservative approach may appreciate the Fund's emphasis on the dividend-paying stocks of well-established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 21.

     Thank you for your continued investment in Scudder Income Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

    /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Income Fund


                             3 - SCUDDER INCOME FUND

PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                      Total Return
Period     Growth     --------------
Ended        of                Average
6/30/97   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER INCOME FUND
---------------------------------------
1 Year    $ 10,803       8.03%    8.03%
5 Year    $ 14,212      42.12%    7.28%
10 Year   $ 22,922     129.22%    8.65%

---------------------------------------
LB AGGREGATE BOND INDEX
---------------------------------------
1 Year    $ 10,816      8.16%    8.16%
5 Year    $ 14,102     41.02%    7.11%
10 Year   $ 23,276    132.76%    8.81%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER INCOME FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,618
'89            $11,953
'90            $12,776
'91            $14,094
'92            $16,128
'93            $18,279
'94            $17,948
'95            $20,139
'96            $21,219
'97            $22,922

LB AGGREGATE BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,804
'89            $12,124
'90            $13,074
'91            $14,471
'92            $16,505
'93            $18,451
'94            $18,208
'95            $20,494
'96            $21,520
'97            $23,276

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.71   $ 13.13  $ 12.95  $ 13.14  $ 13.79  $ 14.27  $ 12.73  $ 13.43  $ 13.19  $ 13.31
INCOME DIVIDENDS..   $   .82   $  1.08  $  1.04  $  1.02  $   .91  $   .91  $   .84  $   .78  $   .86  $   .80
CAPITAL GAINS AND
PAID-IN CAPITAL
DISTRIBUTIONS.....   $     -   $     -  $     -  $   .06  $   .27  $   .35  $   .51  $     -  $   .09  $   .10
FUND TOTAL
RETURN (%)........      6.18     12.32     7.13    10.32    14.43    13.33    -1.81    12.21     5.36     8.03
INDEX TOTAL
RETURN (%)........      8.04     12.21     7.84    10.69    14.05    11.79    -1.31    12.55     5.02     8.16

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                            4 - SCUDDER INCOME FUND

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Corporate Bonds                    40%
U.S. Gov't Agency Pass-thrus       17%
Commercial Paper                   12%
U.S. Treasury Obligations          11%
Asset Backed Securities            10%
Repurchase Agreements               7%
Foreign Bonds -
U.S. $ Denominated                 3%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

High yield corporate bonds were
the best performing sector during
the period and our new position in
this area was a significant
contributor to Fund performance.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA*                               54%
A                                  11%
BBB                                17%
BB                                  8%
B                                   9%
NR                                  1%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA
*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio's high quality
emphasis was maintained
throughout the period.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                   24%
1 - 5 years                        18%
5 - 8 years                         8%
8 - 15 years                       27%
Greater than 15 years              23%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 9.85 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Management maintained a
neutral portfolio duration of 4.6
years

For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                            5 - SCUDDER INCOME FUND

                         Portfolio Management Discussion
Dear Shareholders,

A combination of solid economic growth with low inflation provided an overall favorable environment for bond investors for the semiannual period ended June 30, 1997. In this environment, Scudder Income Fund provided a total return of 2.86% for the six months. This performance was in keeping with the 3.09% return of the unmanaged Lehman Brothers Aggregate Bond Index, a widely followed, broadly diversified index. The Fund's total return represents an increase in its net asset value from $13.15 on December 31, 1996 to $13.31 on June 30, 1997, as well as per-share income distributions totaling $.20, and capital gain distributions of $.01 per share.

                                 Market Overview

Bonds provided positive total returns as they traded in a narrow range over the six-month period. The path of the benchmark 30-year U.S. Treasury bond yield took the appearance of a mountain top, with yields rising modestly during the first three months of 1997 and retreating during the second three months. The 30-year Treasury started 1997 with a yield of 6.64%, rose to 7.10% on March 31, and ended the period at 6.78% (see chart).

In the first quarter of 1997, reports of unusually strong economic growth spurred increased concerns about accelerating inflation. On March 25 the Federal Reserve (the Fed) raised a key rate -- the Fed funds rate -- by a quarter of a point from 5.25% to 5.50%. In response, bond yields rose and prices declined slightly for the first quarter. Yields reversed in the second quarter, as several inflation measures showed no acceleration and economic growth appeared to be moderating from its torrid pace in the first quarter. In addition, the Fed left short-term rates unchanged at two subsequent meetings, causing yields to retreat and bond prices to rally.

The level of economic growth is an important influence on the bond markets. Its effect on bonds is counterintuitive: too strong growth can spark higher inflation rates, causing yields to rise and prices to decline; too slow growth can raise the prospect of a recession, causing yields to decline and bond prices to rise. The current environment is unusual in that we have very strong growth, but record low inflation. Much of this is attributed to global competition, an inability of companies to raise prices, productivity increases from technology, and cost savings from corporate restructurings.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:
Attractive Real Yields
June 1991 through June 1997

LINE CHART DATA:
 --------------------------------------------------------
          Consumer Price Index     30-Year U.S. Treasury
            Year-Over-Year              Bond Yield
 --------------------------------------------------------
 6/91            4.7                      8.406
 ------------------------------------------------------
                 3.4                      7.809
 ------------------------------------------------------
                 3.1                      7.401
 ------------------------------------------------------
                 3.2                      7.958
 ------------------------------------------------------
                 3.1                      7.780
 ------------------------------------------------------
                 3                        7.381
 ------------------------------------------------------
                 2.9                      7.396
 ------------------------------------------------------
                 3.1                      6.926
 ------------------------------------------------------
                 3                        6.672
 ------------------------------------------------------
                 2.7                      6.025
 ------------------------------------------------------
                 2.7                      6.348
 ------------------------------------------------------
                 2.5                      7.092
 ------------------------------------------------------
                 2.5                      7.608
 ------------------------------------------------------
                 3                        7.817
 ------------------------------------------------------
                 2.7                      7.881
 ------------------------------------------------------
                 2.9                      7.431
 ------------------------------------------------------
                 3                        6.617
 ------------------------------------------------------
                 2.5                      6.501
 ------------------------------------------------------
                 2.5                      5.948
 ------------------------------------------------------
                 2.8                      6.667
 ------------------------------------------------------
                 2.8                      6.871
 ------------------------------------------------------
                 3                        6.923
 ------------------------------------------------------
                 3.3                      6.641
 ------------------------------------------------------
                 2.8                      7.095
 ------------------------------------------------------ (At the June 1997 data
 6/97            2.3                      6.785          points, pointers just
 ------------------------------------------------------  outside the chart
Real yields -- the current yield minus the inflation     indicated a 4.5% net
rate -- are near historical highs. With an average       yield resulting from
yield on 30-year Treasuries of 6.785% as of June 30      the difference between
and inflation running at 2.3% for the month of June,     the two 6/97 data
the net or real yield to investors is about 4.5% --      points.)
significantly above the historical norm of about 2%.
Thus, investors are receiving relatively attractive income net of inflation, even though quoted yields are low.


                             6 - SCUDDER INCOME FUND

                               Portfolio Strategy

During the six-month period we managed the portfolio actively, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate bond sectors. While portfolio's duration was essentially neutral in this environment, we focused on sector allocations. The portfolio's duration was
4.6 years as of the end of the period, nearly identical to the 4.5 year duration for the unmanaged Lehman Brothers Aggregate Bond Index. During the first quarter, we de-emphasized mortgage securities, which typically have intermediate term (3-5 year) average effective maturities, and increased our "barbelled" maturity strategy by adding to holdings at the short and long ends of the maturity spectrum. The barbelled strategy helped performance during the first quarter, but held back performance somewhat during the second quarter.

Mortgage securities and high yield bonds provided very good performance for most of the period. However, mortgages became "rich" in our opinion as many investors flocked to them for their attractive yields. We reduced our holdings of mortgages from 26% to 17% of assets over the six months and added to our position in short-term securities and holdings of high yield bonds.

The investment grade corporate bond sector provided returns that were in line with the performance of the broad market indices for the six-month period. We reduced our holdings in this sector in favor of selected high yield corporate bonds -- the best performing U.S. bond market sector. High yield bonds benefited from the strong economy and solid demand from yield-seeking investors. These bonds typically offer investors some of the highest yields, reduced exposure to changes in interest rates, and diversification.

The high yield bond market has matured substantially over the last 10 years, and has become an established, liquid market. We concentrated on adding legitimate, established companies with viable operations that we believe have the potential for credit quality upgrades. We carefully evaluate the quality of each bond, giving consideration to the issuer's financial condition and ability to make interest payments. At the end of the period, the Fund held 17% of assets in the high yield sector and maintained its high quality AA average quality rating for the portfolio.

                                     Outlook

As we look forward to the remainder of 1997, we see few visible signs of concern for bond investors. Leading economic indicators supply little evidence to suggest that inflation will accelerate anytime soon -- the chief concern for bond investors. While we expect market volatility may continue in the near term, our long-term outlook is for slower growth with benign inflation. In this environment, we believe your Fund should continue to provide attractive income, relative stability, and diversification -- important components of a well-balanced investment portfolio.

Sincerely,
Your Portfolio Management Team

/s/William M. Hutchinson      /s/Stephen A. Wohler

William M. Hutchinson         Stephen A. Wohler


                             7 - SCUDDER INCOME FUND

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 7.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/97 at 5.9%,
  to be repurchased at $42,897,029 on 7/1/97, collateralized by a $39,902,000                                     ------------
  U.S. Treasury Bond, 7.875%, 8/15/01 (Cost $42,890,000) ................................     42,890,000            42,890,000
                                                                                                                  ------------

Commercial Paper 12.1%
------------------------------------------------------------------------------------------------------------------------------
Dresdner US Finance Inc. Discount Note, 7/2/97 ..........................................     25,000,000            24,996,139
PacifiCorp Discount Note, 7/9/97 ........................................................     20,000,000            19,975,467
Ford Motor Credit Co. Discount Note, 7/9/97 .............................................     25,000,000            24,969,333
Pierce Leahy Corp, 9.125%, 7/03/97 ......................................................      2,000,000             2,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $71,940,939)                                                                           71,940,939
------------------------------------------------------------------------------------------------------------------------------

U. S. Treasury Obligations 10.3%
------------------------------------------------------------------------------------------------------------------------------
U. S. Treasury Bill, 5.5%, 9/30/97 ......................................................     23,000,000            23,003,680
U. S. Treasury Note, 6.875%, 7/31/99 ....................................................     13,000,000            13,188,890
U. S. Treasury Note, 5.875%, 11/15/99 ...................................................     22,000,000            21,858,980
U.S. Treasury Separate Trading Registered Interest and Principal,
  Principal Only, 11/15/18 ..............................................................     13,000,000             2,972,190
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Treasury Obligations (Cost $61,796,545)                                                                 61,023,740
------------------------------------------------------------------------------------------------------------------------------

U. S. Government Agency Pass-thrus 16.9%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 8%, 12/1/09 ......................................     15,349,255            15,786,248
Federal National Mortgage Association, 7%, with various maturities to 8/1/26 ............     61,423,757            60,272,061
Government National Mortgage Association Pass-thru, 10%, 2/15/25 ........................     13,166,766            14,471,988
Government National Mortgage Association Pass-thru, 8.5%, 10/15/25 ......................      9,783,742            10,171,961
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $99,820,017)                                                         100,702,258
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds - U. S.$ Denominated 3.1%
------------------------------------------------------------------------------------------------------------------------------
Fage Dairy Industry SA, 9%, 2/1/07 ......................................................     14,000,000            13,335,000
State Development Institute of Hungary, 10.5%, 8/31/00 ..................................      4,425,000             4,833,914
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds - U. S.$ Denominated (Cost $18,421,400)                                                         18,168,914
------------------------------------------------------------------------------------------------------------------------------

Asset Backed 9.5%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.7%
Premier Auto Trust Asset Backed Certificate Series 1996-3 A4, 6.75%, 11/6/00 ............     10,000,000            10,078,100
                                                                                                                   -----------
Credit Card Receivables 4.0%
Advanta Corp. Series 1997-1 A4, 7.65%, 7/25/07 ..........................................      8,000,000             8,107,500
Sears Credit Account Master Trust, Series 1995-4, 6.25%, 1/15/03 ........................     15,500,000            15,528,985
                                                                                                                   -----------
                                                                                                                    23,636,485
                                                                                                                   -----------
Home Equity Loans 0.1%
Fleet Financial Home Equity Trust Series 1991-2A, 6.7%, 10/15/06 ........................        422,201               423,982
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                            8 - SCUDDER INCOME FUND

                                                                                              Principal              Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing Receivables 3.7%
Green Tree Financial Corp. Series 1995-1 B2, 9.2%, 6/15/25 ..............................      8,071,000             8,735,912
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/28 .............................      4,250,000             4,185,918
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/11 ...............      8,500,000             8,970,135
                                                                                                                   -----------
                                                                                                                    21,891,965
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $54,737,865)                                                                               56,030,532
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 40.3%
------------------------------------------------------------------------------------------------------------------------------
Communications 0.3%

L-3 Communications Corp., 10.375%, 5/1/07 ...............................................      1,900,000             2,014,000
                                                                                                                   -----------
Consumer Discretionary 0.2%
Specialty Retail Co., 8.5%, 7/15/05 .....................................................        800,000               798,000
Specialty Retail Co., 9%, 7/15/07 .......................................................        250,000               248,750
                                                                                                                   -----------
                                                                                                                     1,046,750
                                                                                                                   -----------
Consumer Staples 0.8%
Borden Inc., 7.875%, 2/15/23 ............................................................      5,000,000             4,541,450
                                                                                                                   -----------
Durables 5.6%
Ford Motor Credit Co., 6.25%, 2/26/98 ...................................................      5,000,000             5,007,050
Northrop Grumman Corp., 7.875%, 3/1/26 ..................................................     15,000,000            15,190,050
Tracor, Inc., 8.5%, 3/1/07 ..............................................................     13,000,000            13,000,000
                                                                                                                   -----------
                                                                                                                    33,197,100
                                                                                                                   -----------
Energy 3.3%
Barrett Resources Corp., 7.55%, 2/1/07 ..................................................      5,500,000             5,711,406
Chesapeake Energy Corp. "B", 8.5%, 3/15/12 ..............................................      4,500,000             4,245,750
Lomak Petroleum, Inc., 8.75%, 1/15/07 ...................................................     10,000,000             9,850,000
                                                                                                                   -----------
                                                                                                                    19,807,156
                                                                                                                   -----------
Financial 14.7%
American Health Properties, Inc. (REIT), 7.5%, 1/15/07 ..................................      3,000,000             3,004,620
Bank United Financial Corp., 10.25%, 12/31/26 ...........................................      4,500,000             4,455,000
ERP Operating L.P. Note, 7.57%, 8/15/26 .................................................      2,200,000             2,264,350
First Union Capital II, 7.85%, 1/1/27 ...................................................     15,000,000            14,659,050
Ford Motor Credit Co. Global Note, 5.625%, 12/15/98 .....................................     10,000,000             9,915,400
Highwoods/Forsyth L.P., 7%, 12/1/06 .....................................................     12,000,000            11,633,160
People's Heritage Bank, 9.06%, 2/1/27 ...................................................      6,750,000             6,977,813
Security Capital Industrial Trust, 7.81%, 2/1/15 ........................................      4,500,000             4,676,906
Spieker Properties, Inc., 7.875%, 12/1/16 ...............................................      5,000,000             4,840,150
Susa Partnership L.P., 8.2%, 6/1/17 .....................................................     10,000,000            10,256,100

    The accompanying notes are an integral part of the financial statements.


                            9 - SCUDDER INCOME FUND

                                                                                              Principal              Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
US West Capital Funding Inc., 7.9%, 1/1/27 ..............................................     15,000,000            15,153,000
                                                                                                                   -----------
                                                                                                                    87,835,549
                                                                                                                   -----------
Health 0.5%
Tenet Healthcare Corp., 8.625%, 1/15/07 .................................................      3,000,000             3,060,000
                                                                                                                   -----------
Manufacturing 0.7%
Synthetic Industries, Inc., 9.25%, 2/15/07 ..............................................      4,000,000             4,060,000
                                                                                                                   -----------
Media 6.5%
Outdoor Systems, Inc., 8.875%, 6/15/07 ..................................................      5,000,000             4,875,000
Tele-Communications, Inc., 8%, 8/1/05 ...................................................     11,000,000            11,175,780
Time Warner Inc., 9.125%, 1/15/13 .......................................................     12,000,000            13,268,640
Viacom Inc., 6.75%, 1/15/03 .............................................................     10,000,000             9,616,000
                                                                                                                   -----------
                                                                                                                    38,935,420
                                                                                                                   -----------
Technology 4.6%
Amphenol Corp., 9.875%, 5/15/07 .........................................................      3,000,000             3,094,500
Fairchild Semiconductor Inc., 10.125%, 3/15/07 ..........................................      4,700,000             4,958,500
International Business Machines Corp., 7%, 10/30/45 .....................................     15,000,000            13,935,150
Loral Corp., 8.375%, 6/15/24 ............................................................      5,000,000             5,445,650
                                                                                                                   -----------
                                                                                                                    27,433,800
                                                                                                                   -----------
Transportation 1.9%
Atlantic Express, Inc., 10.75%, 2/1/04 ..................................................      5,000,000             5,200,000
Norfolk Southern Corp., 7.8%, 5/15/27 ...................................................      6,000,000             6,162,600
                                                                                                                   -----------
                                                                                                                    11,362,600
                                                                                                                   -----------
Utilities 1.2%
Houston Light & Power Capital Corp., 8.257%, 2/1/37 .....................................      6,750,000             7,171,875
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $239,057,386)                                                                          240,465,700
------------------------------------------------------------------------------------------------------------------------------

Long-Term Taxable Municipal Investments 0.6%
------------------------------------------------------------------------------------------------------------------------------
New Jersey Economic Development Authority, 7.425%, 2/15/29 (Cost $ 3,500,000) ...........      3,500,000             3,488,976
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $592,164,152)(a)                                                        594,711,059
------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $592,164,152. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $2,546,907. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $(4,430,722) and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,977,629.

 Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                            10 - SCUDDER INCOME FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $592,164,152) .................    $594,711,059
                  Cash ..................................................................         100,012
                  Receivable for investments sold .......................................       7,622,687
                  Interest receivable ...................................................       8,640,663
                  Receivable for Fund shares sold .......................................       1,496,376
                  Receivable for daily variation margin on closed futures contracts .....          65,520
                  Other assets ..........................................................          14,109
                                                                                             ----------------
                  Total assets ..........................................................     612,650,426
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased .....................................       7,837,759
                  Payable for Fund shares redeemed ......................................       4,342,709
                  Accrued management fee ................................................         305,002
                  Other payables and accrued expenses ...................................         386,786
                                                                                             ----------------
                  Total liabilities .....................................................      12,872,256
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $599,778,170
                 --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ...................................       9,393,524
                  Net unrealized appreciation on investments ............................       2,546,907
                  Accumulated net realized loss .........................................      (2,686,536)
                  Paid-in capital .......................................................     590,524,275
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $599,778,170
                 --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($599,778,170 / 45,069,019 outstanding shares of beneficial              ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ....          $13.31
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.


                            11 - SCUDDER INCOME FUND

                             Statement of Operations

                   six months ended June 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ..............................................................    $ 21,042,303
                                                                                             -----------------
                  Expenses:
                  Management fee ........................................................       1,791,931
                  Services to shareholders ..............................................       1,292,336
                  Custodian and accounting fees .........................................          76,751
                  Trustees' fees ........................................................          19,464
                  Reports to shareholders ...............................................          66,578
                  Auditing ..............................................................          22,440
                  Legal .................................................................           6,243
                  Registration fees .....................................................          34,452
                  Other .................................................................          14,872
                                                                                             -----------------
                                                                                                3,325,067
                 ---------------------------------------------------------------------------------------------
                  Net investment income                                                        17,717,236
                 ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...........................................................        (259,077)
                  Futures ...............................................................         418,380
                                                                                             -----------------
                                                                                                  159,303
                  Net unrealized appreciation (depreciation) during the period
                     on investments .....................................................      (1,161,165)
                 ---------------------------------------------------------------------------------------------
                  Net loss on investments                                                      (1,001,862)
                 ---------------------------------------------------------------------------------------------

                 ---------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $ 16,715,374
                 ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            12 - SCUDDER INCOME FUND

                       Statements of Changes in Net Assets

                                                                                     Six Months
                                                                                        Ended
                                                                                       June 30,        Year Ended
                                                                                         1997         December 31,
Increase (Decrease) in Net Assets                                                     (Unaudited)          1996
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ............................................   $ 17,717,236     $ 34,599,797
                 Net realized gain from investment transactions ...................        159,303        5,099,598
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ................................     (1,161,165)     (20,219,372)
                                                                                      --------------   ---------------
                 Net increase in net assets resulting from operations .............     16,715,374       19,480,023
                                                                                      --------------   ---------------
                 Distributions to shareholders:
                 From net investment income .......................................     (8,942,514)     (35,051,118)
                                                                                      --------------   ---------------
                 From net realized gains ..........................................       (443,613)      (3,898,759)
                                                                                      --------------   ---------------
                 Fund share transactions:
                 Proceeds from shares sold ........................................    146,884,167      167,697,618
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .................................      8,282,204       34,318,821
                 Cost of shares redeemed ..........................................   (141,236,950)    (182,294,031)
                                                                                      --------------   ---------------
                 Net increase in net assets from Fund share transactions ..........     13,929,421       19,722,408
                                                                                      --------------   ---------------
                 Increase (decrease) in net assets ................................     21,258,668          252,554
                 Net assets at beginning of period ................................    578,519,502      578,266,948
                 Net assets at end of period (including undistributed net            ---------------  ----------------
                    investment income of $9,393,524 and $618,802, respectively) ...   $599,778,170     $578,519,502
                                                                                     ---------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ........................     43,994,954       42,499,531
                                                                                      --------------   ---------------
                 Shares sold ......................................................     11,168,868       12,592,757
                 Shares issued to shareholders in reinvestment of
                 distributions ....................................................        641,461        2,612,478
                 Shares redeemed ..................................................    (10,736,264)     (13,709,812)
                                                                                      --------------   ---------------
                 Net increase in Fund shares ......................................      1,074,065        1,495,423
                                                                                     ---------------  ----------------
                 Shares outstanding at end of period ..............................     45,069,019       43,994,954
                                                                                     ---------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                            13 - SCUDDER INCOME FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                           Six Months
                              Ended
                             June 30,                                Years Ended December 31,
                             1997(a)
                           (Unaudited)  1996(a)   1995     1994     1993     1992     1991     1990        1989    1988     1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning  --------------------------------------------------------------------------------------------------------
  of period ...............  $13.15     $13.61   $12.32   $13.71   $13.48   $13.91   $12.82   $12.89      $12.41   $12.40   $13.41
                            --------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income .....     .40        .80      .83      .84      .90      .95      .93     1.03        1.05     1.07     1.08
Net realized and
  unrealized gain (loss)
  on investments ..........    (.03)      (.36)    1.41    (1.45)     .77     (.05)    1.22     (.01)        .49      .01     (.99)
Total from investment       --------------------------------------------------------------------------------------------------------
  operations ..............     .37        .44     2.24     (.61)    1.67      .90     2.15     1.02        1.54     1.08      .09
                            --------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income     (.20)      (.81)    (.86)    (.76)    (.87)    (.93)    (.92)   (1.03)      (1.06)   (1.07)   (1.10)
From paid-in capital ......      --         --       --       --       --       --       --     (.06)(b)      --       --       --
From net realized gains
  on investment
  transactions ............    (.01)      (.09)    (.03)      --     (.45)    (.40)    (.14)      --          --       --       --
In excess of net realized
  gains ...................      --         --     (.06)    (.02)    (.12)      --       --       --          --       --       --
                            --------------------------------------------------------------------------------------------------------
Total distributions .......    (.21)      (.90)    (.95)    (.78)   (1.44)   (1.33)   (1.06)   (1.09)      (1.06)   (1.07)   (1.10)
                            --------------------------------------------------------------------------------------------------------
Net asset value, end of     --------------------------------------------------------------------------------------------------------
  period ..................  $13.31     $13.15   $13.61   $12.32   $13.71   $13.48   $13.91   $12.82      $12.89   $12.41   $12.40
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..........    2.86**     3.41    18.54    (4.43)   12.58     6.74    17.32     8.32       12.75     8.91      .74
Ratios and Supplemental
  Data
Net assets, end of period
  ($ millions) ............     600        579      578      463      509      457      403      302         272      245      242
Ratio of operating
  expenses to average
  daily net assets (%) ....    1.14*       .98      .99      .97      .92      .93      .97      .95         .93      .94      .94
Ratio of net investment
  income to average daily
  net assets (%) ..........    6.08*      6.01     6.35     6.43     6.32     7.05     7.13     8.21        8.23     8.53     8.37
Portfolio turnover rate (%)    90.0*      66.9    128.3     60.3    130.6    121.3    109.6     48.0        63.2     19.6     33.7

(a) Based on monthly average shares outstanding during the period.
(b) Distribution made (as a result of foreign currency related gains on the disposition of foreign bonds) in order to avoid the payment of a 4% federal excise tax under International Revenue Code section 4982.
*   Annualized
**  Not Annualized


                            14 - SCUDDER INCOME FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended June 30, 1997, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction,


                           15 - SCUDDER INCOME FUND
the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $104,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1997.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and futures. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $197,248,653 and $215,515,738, respectively. Purchases and sales of U.S. Government obligations aggregated $29,098,256 and $37,458,109, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1997 was $959,284,926.


                           16 - SCUDDER INCOME FUND

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. ("the Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1997, the fee pursuant to the Agreement amounted to $1,791,931, which was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $392,080, of which $64,352 is unpaid at June 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by STC aggregated $726,761, of which $120,773 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $47,606, of which $8,109 is unpaid at June 30, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At June 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $75,031.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees aggregated $19,464.


                           17 - SCUDDER INCOME FUND

                                   This Page
                                 intentionally
                                  left blank.


                             18 - SCUDDER INCOME FUND

                                   This Page
                                 intentionally
                                  left blank.

                             19 - SCUDDER INCOME FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

E. Michael Brown*
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Jean C. Tempel
Trustee; Director, General Partner, TL Ventures

David S. Lee*
Trustee and Vice President

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.

                             20 - SCUDDER INCOME FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                             21 - SCUDDER INCOME FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                             22 - SCUDDER INCOME FUND

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

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          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
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          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

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                             23 - SCUDDER INCOME FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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